Exhibit 32

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In  connection  with the Quarterly  Report of Vibrant  Health  International,  a
Nevada  corporation (the  "Company"),  on Form 10-QSB for the period ending June
30, 2003 as filed with the Securities and Exchange Commission (the "Report"), I,
Thomas H. McAdam,  Chief Executive  Officer and Chief  Financial  Officer of the
Company,  certify,  pursuant  toss.906  of the  Sarbanes-Oxley  Act of 2002  (18
U.S.C.ss.1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material respects, the financial condition and result of operations of the Company.

                                                /s/Thomas McAdam
                                                Thomas H. McAdam
                                                Chief Executive Officer and
                                                Chief Financial Officer
August 5, 2003